SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2003

FLEET HOME EQUITY LOAN, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-53662	04-3544150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Federal Street

Boston, Massachusetts 02110

 (Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (617) 434-2200

Item 5.

Other Events

Filing of Computational Materials.

This Current Report on Form 8-K is being filed to file copies of the Computational Materials (as defined below) prepared and distributed Lehman Brothers Inc., in connection with the issuance by Fleet Home Equity Loan Trust 2003-1 of Fleet Home Equity Loan Asset-Backed Notes, Series 2003-1.  The term “Computational Materials” shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the “SEC”) to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and Underwriter by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(k)

Not applicable.

(l)

Not applicable.

(m)

Exhibits:

99.1	Computational Materials of Lehman Brothers Inc.
99.2	Legend of Salomon Smith Barney Inc., Fleet Securities, Inc. and Morgan Stanley

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEET HOME EQUITY LOAN, LLC

By:  /s/

Jeffrey Lipson

Name:

Jeffrey Lipson

Title:

Vice President

Dated: April 10, 2003

EXHIBIT INDEX

Exhibit

99.1	Computational Materials of Lehman Brothers Inc.
99.2	Underwriters’ Legends for Computational Materials.

Exhibit 99.1

Exhibit 99.2

Salomon Smith Barney Inc. Underwriters’ Legend

Attached is information describing the structure, collateral pool and certain aspects of Fleet Home Equity Loan Trust 2003-1. The materials are for informational purposes only and are subject to modification or change.  The information and assumptions contained herein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement. Neither Fleet National Bank or Citigroup nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached materials.

Citigroup is not acting as your advisor or agent.  Therefore, prior to entering into any transaction, you should determine, without reliance upon Citigroup or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks.  In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) Citigroup is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and Citigroup’s disclaimers as to these matters.

An Effective Registration Statement (including a base prospectus) relating to the Securities is on file with the Securities and Exchange Commission. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Fleet Securities, Inc. Underwriters’ Legend

The information contained in the Computational Materials Memorandum is presented for informational purposes only and may not be relied upon in evaluating the merits of an investment in the notes.  The Computational Materials Memorandum is not intended as an offer or solicitation with respect to the purchase or sale of any security nor does it constitute an offer or solicitation in any jurisdiction is which such an offer or solicitation is not authorized or to whom it is unlawful to make such solicitation or offer.  Any investment decision with respect to this offering should be made based solely upon the information contained in the Offering Circular relating to the notes.  The Offering Circular will contain important information concerning the investment and should be read carefully prior to making any determination regarding an investment in the notes.

Morgan Stanley Underwriters’ Legend

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein.  It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable.  Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof.  Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred.  In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum.  Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum.  The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes.  No representation is made that any returns indicated will be achieved.  Changes to the assumptions may have a material impact on any returns detailed.  Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in.  Additional information is available upon request.  Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.  Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.  To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.  We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.  representative about the investments concerned.  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.